EXHIBIT 10-43

AMENDMENT TO EMPLOYMENT AGREEMENT

Amendment made as of the 27th day of September, 2000 between NIAGARA MOHAWK POWER CORPORATION (the “Company”), NIAGARA MOHAWK HOLDINGS, INC. (“Holdings”), and [INSERT NAME] (the “Executive”).

WHEREAS, the Company and the Executive have entered into an Agreement made as of April 16, 1999 (the “Change in Control Agreement”) with respect to the terms and conditions of the Executive’s employment; and

WHEREAS, the Company and the Executive desire to amend the Change in Control Agreement in certain respects:

NOW, THEREFORE, the Company and the Executive hereby agree that the Change in Control Agreement is amended by amending the first sentence of Paragraph 2 (c) to read as follows:

(c)     The consummation of a reorganization, merger or consolidation, involving the Company that requires the approval of the Company’s shareholders (whether for such transaction or the issuance of securities in the transaction) in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 75% of the then outstanding shares of common stock of (A) the corporation resulting from such reorganization, merger or consolidation (the “Surviving Corporation”) or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the outstanding shares of common stock of the surviving corporation (the “Parent Corporation”) and more than 75% of combined voting power of the then outstanding voting securities of the Surviving Corporation (or, if applicable, the Parent Corporation) entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Surviving Corporation (or, if applicable, the Parent Corporation) and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the Surviving Corporation (or, if applicable, the Parent Corporation) or the combined voting power of the then outstanding voting securities of the Surviving Corporation (or, if applicable, the Parent Corporation) entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the Surviving Corporation (or, if applicable, the Parent Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first written above.

NIAGARA MOHAWK POWER CORPORATION

                                                                                                   By:  /s/David J. Arrington
[INSERT EXECUTIVE’S NAME]                                                     David J. Arrington
                                                                                                           Senior Vice President - Human Resources
                                                                                                           And Chief Administrative Officer

NIAGARA MOHAWK HOLDINGS, INC.

                                                                                                    By:  /s/David J. Arrington
                                                                                                           David J. Arrington
                                                                                                           Senior Vice President and
                                                                                                           Chief Administrative Officer